ABERDEEN FUNDS

Aberdeen Core Fixed Income Fund

Supplement to the Statutory Prospectus and Statement of Additional Information dated February 28, 2014, as supplemented to date

On December 10, 2014, considering the small size of the fund and other relevant considerations, the Board of Trustees of Aberdeen Funds (the “Trust”) approved a Plan of Liquidation for the Aberdeen Core Fixed Income Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about February 12, 2015 (the “Liquidation Date”). Shareholder approval of the Liquidation is not required.

Suspension of Sales.  Effective after market close on December 31, 2014, shares of the Fund will no longer be available for purchase by new investors.  Effective after market close on January 30, 2015, the Fund will be closed to all investments and as such, will no longer accept any purchases or dividend or other automatic reinvestments into the Fund.

Liquidation of Assets. The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors.  On the Liquidation Date, the Fund will liquidate and distribute pro rata to the shareholders of record as of the close of business on the Liquidation Date such shareholders’ proportionate interest in all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, other than as disclosed below under “IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS.”  Contingent deferred sales charges will be waived in connection with the redemptions prior to the Liquidation Date. The Fund’s investment adviser, Aberdeen Asset Management Inc., will bear all expenses of the Liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses; however, the Fund and its shareholders will bear transaction costs and tax consequences associated with turnover of the Fund’s portfolio in anticipation of the Liquidation.

Alternatives. At any time prior to the Liquidation Date, the Fund’s shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another fund of the Trust pursuant to procedures set forth in the Aberdeen Funds’ Prospectus.  If you wish to exchange your shares into another fund of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust, please call Aberdeen Funds Shareholder Services at 866-667-9231.

Holders through Financial Intermediaries.  If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.  If you are invested in a tax qualified account, please see important additional information below.

Income Tax Matters. The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares.  Please contact your tax advisor to discuss the tax consequences to you of the Liquidation.

The Fund expects to make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes.  The Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution.  The Fund currently expects to pay a capital gains distribution prior to Liquidation to shareholders of record on February 9, 2015, payable on February 11, 2015.  While the amount of the distribution will vary based on market factors and the gains realized from liquidating portfolio holdings, it is expected to be $0.14 per share based on the current market value of the Fund’s holdings and the current number of Fund shares outstanding.  The distribution will be taxable to tax-paying investors.

IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS

Fund Direct IRA Accounts

Fund Direct IRA accounts are those created for investment in the Aberdeen Funds for which State Street Bank & Trust Company acts as custodian.  Unless a shareholder, or other financial intermediary on behalf of such shareholder, provides instructions otherwise, Fund shares held on the Liquidation Date in Fund Direct IRAs will be exchanged for shares in the corresponding share class of the Aberdeen Ultra-Short Duration Bond Fund, a series of the Trust, in order to avoid tax penalties that may be imposed if Fund shares were redeemed in cash and the proceeds sent directly to the beneficiary of the account.

If you do not wish to be invested in Aberdeen Ultra-Short Duration Bond Fund, you must contact your financial intermediary or Aberdeen Funds Shareholder Services at 866-667-9231 before the close of business on February 11, 2015.  If we do not receive instructions from you or your financial intermediary before the close of business on February 11, 2015, you will be deemed to have directed that your Liquidation proceeds be invested in Aberdeen Ultra-Short Duration Bond Fund.  If you have any questions, please contact your tax advisor or financial intermediary or contact Aberdeen Funds Shareholder Services at 866-667-9231. A copy of the prospectus of the Ultra-Short Duration Bond Fund is available at no cost online at http://www.aberdeen-asset.com/aam.nsf/usretail/literatureFixed or by calling 866-667-9231.

Non-Fund Direct Traditional IRAs, Roth IRAs, SIMPLE, SEP, or SARSEP IRA and 403(b) Custodial Accounts (“Non-Fund Direct Retirement Accounts”)

If you are invested in the Fund through a Non-Fund Direct Retirement Account and Aberdeen Funds Shareholder Services does not receive instructions from you or the account trustee or custodian prior to close of business on February 11, 2015, the Fund will send a liquidating distribution to the trustee/custodian for the benefit of your account, which the trustee/custodian will process according to its own policies and procedures.

401(k), Pension and Profit Sharing Plans and other Tax-qualified Retirement Plans (“Retirement Plans”)

If you are invested in the Fund through a Retirement Plan, and Aberdeen Funds Shareholder Services does not receive instructions from you or the Retirement Plan administrator or other plan fiduciary prior to close of business on February 11, 2015, the Fund will send a liquidating distribution to the Retirement Plan, which the Retirement Plan will process according to its own policies and procedures.

This supplement is dated December 12, 2014.

Please retain this Supplement for future reference.